UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 24, 2010
Date of Report (Date of earliest event reported)

PICO HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

California (State or other jurisdiction of incorporation)	33-36383 (Commission File Number)	94-2723335 (IRS Employer Identification No.)

875 Prospect Street, Suite 301
La Jolla, California  92037
(Address of principal executive offices) (Zip code)

Registrant’s Telephone Number, Including Area Code:
(858) 456-6022

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Due to personal health reasons, Mr. S. Walter Foulkrod, III, Esq., has resigned from the Board of Directors of PICO Holdings, Inc. (the “Company”), effective October 24, 2010.  Mr. Foulkrod joined the Board of Directors in 1996.  He has served on the Audit Committee since 1997 and the Governance and Nominating Committee since 2008.  The Company thanks Mr. Foulkrod for his years of dedicated service to the Board.

Item 9.01  Financial Statements and Exhibits

Exhibit Number	Description
None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2010	PICO HOLDINGS, INC. By: /s/ James F. Mosier James F. Mosier General Counsel and Secretary